UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 10, 2025

SUMMIT NETWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

S101-5289 Cambie Street, Vancouver BC Canada V5Z 0J5

(Address of principal executive offices)

+ 1-604-336-5353

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 10, 2025 Zenox Enterprises, Inc. (“Zenox”), a corporation incorporated and existing under the laws of British Columbia entered into a Strategic Collaboration Agreement with Summit Networks, Inc. (trading in the OTC Markets under the symbol “SNTW”), a corporation incorporated under the laws of the State of Nevada. SNTW will provide Zenox with technical support and advice to develop a new healing project based on Web3 technology, AI driven immersive healing experiences and market promotion. Both entities will leverage their respective strengths to drive innovation, and SNTW will retain the right to a share of the projects’ profit distribution as part of the commercial arrangement. SNTW’s subsidiary Sumnet (Canada) Inc. will be responsible for providing technical development and support services, but will not participate in Zenox’s business operations, ensuring independent management for both parties.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for SNTW’s business and operations and involve a number of risks. SNTW’s forward-looking statements are made as of the date hereof and SNTW disclaims any duty to supplement, update or revise such statements on a going forward basis, whether as a result of subsequent developments, change of expectations or otherwise. In connection with the “Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995”, SNTW is identifying certain forward-looking statements in this report regarding among other things, sales and the acceptance of products in the marketplace. Actual results may differ materially from those contained in the forward-looking statements. Important factors that could cause further events or results to vary from those addressed in those forward-looking statements include that limitations, risks and uncertainties arising from the ability of SNTW to make sales; unanticipated or unfavorable regulatory matters; general economic conditions in Hong Kong or China; and other risk factors discussed in SNTW’s other filings made from time to time with the United States Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Project Cooperation Framework Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Summit Networks Inc.

Date: April 15, 2025	By:	/s/Xian Nan Zheng
Xian Nan Zheng,
CFO/Secretary/Director
(Principal Executive Officer)